Exhibit 10.3

[FORM OF SUBSCRIPTION AGREEMENT]

SUBSCRIPTION AGREEMENT

RICK’S CABARET INTERNATIONAL, INC.

Rick’s Cabaret International, Inc.
10959 Cutten Road
Houston, Texas 77066

The undersigned, _____________, ____________________________ (the "Subscriber"), understands that Rick’s Cabaret International, Inc., a Texas Corporation (the "Company") is offering for sale to the undersigned its 10% Convertible Debenture in the principal amount of $_________ (the “Debenture”), convertible into shares of common stock, par value $0.01, of the Company (the “Common Stock”) at a conversion price of $10.25 per share, as set forth in the Debenture, and a warrant to purchase ______ shares of Common Stock of the Company  at an exercise price of $10.25 (the “Warrant”), as set forth in the Warrant.  The Debenture and the Warrant are hereinafter collectively referred to as the “Unit.”  The Subscriber acknowledges and understands that the offering of the Unit (the "Offering") is being made without registration of the Unit, the Debenture, the Common Stock into which the Debenture is convertible, the Warrant or the Common Stock for which the Warrant is exercisable, under the Securities Act of 1933, as amended (the "Act"), or any securities "blue sky" or other similar laws of any state.

1.
Subscription.  Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase $__________ principal amount of the Debenture and a Warrant to purchase _______ shares of Common Stock at an exercise price of $10.25, for an aggregate purchase price of $__________, upon acceptance of this Subscription Agreement.

2.
Payment for the Unit.  The undersigned encloses herewith $_________ required to purchase the Debenture and the Warrant subscribed for hereunder.  If this subscription is not accepted by the Company for any reason, all documents will be returned to the Subscriber.

3.
Representations and Warranties of the Subscriber.  The Subscriber hereby represents and warrants to and covenants with the Company, as well as each officer, director and agent of the Company as follows:

(a)	General

(i)	The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

(ii)
The Subscriber is the sole party in interest and is not acquiring the Unit as an agent or otherwise for any other person.  The Subscriber is a resident of (or domiciled in) the state set forth opposite its name on the signature page hereto and (A) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state; (B) if an individual, he or she has his or her principal residence in such state; and (C) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose or acquiring the Unit, all of the beneficial owners are residents of such state.

(iii)
The Subscriber recognizes that the total amount of funds tendered to purchase the Unit is placed at the risk of the business and may be completely lost.  The purchase of the Unit as an investment involves extreme risk.

(iv)
The Subscriber realizes that the Unit and the securities of which the Unit consists cannot readily be sold as the Unit and such securities are restricted securities, that it may not be possible to sell or dispose of the Debenture or the Warrant, and therefore the Unit must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and personal contingencies.

(v)
The Subscriber confirms and represents that it is able (A) to bear the economic risk of its investment, (B) to hold the securities for an indefinite period of time, and (C) to afford a complete loss of its investment.  The Subscriber also represents that it has (x) adequate means of providing for its current needs and personal contingencies, and (y) has no need for liquidity in this particular investment.

(vi)
The Subscriber has not become aware of the offering of the Unit by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(b)	Information Concerning the Company.

(i)
The Subscriber acknowledges that it has received all current information about the Company including (A) a copy of the Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) for the year ended September 30, 2009, and a copy of the Company’s Form 10-Q/A and Form 10-Q for the quarters ended December 31, 2009 and March 31, 2010, respectively, as filed with the SEC; (B) a copy of the Company’s Schedule 14A Definitive Proxy Statement filed with the SEC on July 7, 2009; and (C) a copy of the Form 8-K’s filed with the SEC on June 2, 2010 (collectively, the “Filed Documents”).

(ii)
The Subscriber or its representative is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, that its representative has been afforded the opportunity to ask questions of and receive satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Unit and has asked such questions as its representative desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

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(iii)
The Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to (iv) below), on the information contained in the Filed Documents, and Subscriber has not received any other offering literature or prospectus, and no verbal or written representations or warranties have been made to Subscriber by the Company, or its employees or agents, other than the representations of the Company set forth herein and in the Filed Documents.

(iv)
The Subscriber has had an unrestricted opportunity to:  (A) obtain additional information concerning the offering of the Unit, the Company and any other matters relating directly or indirectly to Subscriber’s purchase of the Unit; and (B) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Filed Documents.

(v)
The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed, taking into account all information received by the Subscriber.

(vi)	The Subscriber understands that the purchase of the Unit involves various risks, including, but not limited to, those outlined in this Subscription Agreement and the Filed Documents.

(vii)
The Subscriber acknowledges that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

(viii)	All documents, records and books pertaining to a proposed investment in the Unit which the Subscriber or its representative has requested have been made available to the Subscriber.

(ix)	The Subscriber or its representative has been provided access to all information requested in evaluating its purchase of the Unit.

(c)	Status of the Subscriber

(i)	The Subscriber represents that the Subscriber is an Accredited Investor as that term is defined pursuant to Section 501 of Regulation D under the Act.

(ii)	The Subscriber agrees to furnish any additional information requested to assure compliance with applicable Federal and state securities laws in connection with the purchase and sale of the Unit.

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(d)	Restrictions on Transfer or Sale of the Unit

(i)
The Subscriber is acquiring the Unit subscribed solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Unit.  The Subscriber understands that the offer and the sale of the Unit has not been registered under the Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement.  The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

(ii)
The Subscriber understands that the Unit and the securities of which the Unit consists are "restricted securities" under applicable federal securities laws and that the Act and the rules of the SEC provide in substance that the Subscriber may dispose of the such securities only pursuant to an effective registration statement under the Act or an exemption therefrom.  The Subscriber further understands that the Common Stock into which the Debenture is convertible and the Common Stock for which the Warrant is exercisable will also be restricted securities, as described herein.  The certificates evidencing the Debenture and the Warrant offered hereby (and the Common Stock which may be issued upon conversion of the Debenture or exercise of the Warrant) will bear a legend which clearly sets forth this restriction. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Unit or any of the securities of which the Unit consists.

(iii)
The Subscriber agrees:  (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Unit or any of the securities of which the Unit consists (or any of the securities into which these securities are convertible or exercisable), or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Act and all applicable state securities laws;  (B) that the Company and any transfer agent for the Company shall not be required to give effect to any purported transfer of such securities except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificates representing the Debenture and the Warrant.

(iv)
The Subscriber has not offered or sold any portion of the subscribed for Unit and has no present intention of dividing such Unit with others or of reselling or otherwise disposing of any portion of such Unit either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

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4.
Survival and Indemnification.  All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 4 shall survive (i) the acceptance of the Subscription Agreement by the Company and (ii) the death or disability of the Subscriber.  The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Paragraph 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Unit.  The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein.  Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the federal securities or state securities laws.

5.
Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

(a)	if to the Company, to it at the following address:

RICK’S CABARET INTERNATIONAL, INC.
10959 Cutten Road
Houston, Texas 77066
Attn: Eric Langan

Telephone No. (281) 397 6730
Facsimile No:  (281) 397 6765

(b)
if to the Subscriber, at the address set forth on the first page hereof or directly to the Subscriber at the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

All notice and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed, certified mail or registered mail; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

6.	Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by each of the parties hereto.

7.
Binding Effect.  Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

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8.
Entire Agreement.  This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

9.
Governing Law.  This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Texas.  In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

10.
Severability.  If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

11.
Headings.  The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

12.
Counterparts and Facsimiles.  This Subscription Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes.  This Agreement shall be effective with the facsimile or “pdf” signature of any of the parties set forth below and the facsimile or “pdf” signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement this ____ day of ____, 2010.

Signature of Investor

Name (Please type or print)

Signature of Spouse or Co-Owner if funds are to be invested as joint tenants by the entirety or community property.

Name (Please type or print)

Street Address

City	State	Zip

ACCEPTED by the Company this the ____ day of _______________, 2010.

Rick’s Cabaret International, Inc.

By:
Eric Langan, President

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